Subsequent Events	12 Months Ended
Jun. 30, 2014
Subsequent Events

20. Subsequent Events

On July 2, 2014, STA Holdings granted 116,102 Class B Series Three common shares pursuant to the EIP. The Company will recognize non-cash stock-based expense related to these grants during the quarter ending September 30, 2014.

During July and August 2014, the Company entered into additional operating leases with seven major financial institutions to lease approximately $71.2 million in growth and replacement school vehicles for the upcoming 2014-2015 school year. The term of these leases is six years at effective fixed rates in the range of 2.7% to 4.4%. Annual lease payments on these additional leases will approximate $11.2 million per year for the term of the leases.

On August 19, 2014, the Company entered into an amendment under the Credit Agreement. The amendment increases commitments to $225.0 million from the current $165.0 million, extends a $100.0 million accordion feature and extends the maturity date of the Credit Agreement to August 19, 2019, or if earlier, 90 days prior to the maturity of the Senior Secured Notes. The increase in the size of the facility results from the addition of two new lenders to the bank group and certain existing lenders increasing their commitments.